UNITED STATES SECURITIES AND EXCHANGE COMMISSION
            Washington, D.C. 20549

           FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 17, 2002

       USA Sunrise Beverages, Inc.
      (Exact name of registrant as specified
            in its charter)

South Dakota                    46-0439668
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(State or other jurisdiction    (I.R.S. Employer Identification Number)
of incorporation or organization


P.O. Box 938
Spearfish, SD                     57783
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(Address of principal executive offices, Zip Code)

           (605) 723-5560
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         (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant - On
October 17, 2002, USA Sunrise Beverages, Inc.
acquired Avid Canada Inc., an Alberta Province,
Canada company.   Pursuant to the Acquisition
Agreement, USA Sunrise will issue 24,375,275 of its common shares to the Avid shareholders which will result in the shareholders of Avid acquiring control of USA Sunrise.

Item 2. Acquisitions or Disposal of Assets - On
October 17, 2002, USA Sunrise Beverages, Inc.
acquired Avid Canada Inc., an Alberta Province,
Canada company.   Pursuant to the Acquisition
Agreement, USA Sunrise will issue 24,375,275 of its common shares to the Avid shareholders which will result in the shareholders of Avid acquiring control of USA Sunrise.

Avid is involved in radio frequency microchip identification of animals and property.

Item 3. Bankruptcy or Receivership. None.

Item 4. Changes in Registrant's Certifying
Accountant. None.

Item 5. Other Events.  In conjunction with the
change of control, Barry I. Bennett, Todd D. Noble
and Seymour Kazimirksi were appointed officers and
directors of USA Sunrise.  Mr. Bennett is a
director, president and chief executive officer of
USA Sunrise.   Mr. Noble is a director and chief
financial officer of USA Sunrise.   Mr. Kazimirski
is a director of USA Sunrise.

Prior to joining Avid Canada, Mr. Bennett managed
The Canadian Simmental Association, a major
livestock association from 1990-2001.   From 1978
to 1990, Mr. Bennett was the Alberta Regional
Manager of Agriculture for Canadian Imperial Bank
of Commerce.   Upon graduation from the University
of Saskatchewan, Mr. Bennett worked for the Crown
Corporation, Farm Credit Corporation from 1973 to
1975.

Todd Noble is a chartered financial analyst with 16
years of senior level experience in finance,
treasury and marketing.   Prior to joining USA
Sunrise, Mr. Noble was the chief financial officer
of an OTC Bulletin Board company involved in
technology and software from May 2000 to October
2002.   Mr. Noble was also treasurer for the
Forzani Group Ltd. from September 1997 to November
1998 and was treasury manager of Agrium Inc. from
August 1994 to August 1997   Prior to working with
these companies, Mr. Noble was the senior account manager for the Bank of America for two years.

Seymour Kazimirski has been president of Universal
Pet Care Alliance since 1993. Universl is a commpany utilizing RFID (radio frequency device) technology for the purpose of identification of animals. Mr. Kazimirski was involved in the RFID business from 1995 to 1998 as a consultant to AVID
Inc.

Since 1990, Mr. Kazimirski has owned and operated
Global Consulting with offices in Honolulu, San
Francisco and Hong Kong.   Global Consulting is a
strategic planning company specializing in finance, administration and marketing.

Item 6. Resignation of Registrant's Directors. In conjunction with the change of control, all of USA
Sunrise's officers and directors resigned.

Item 7. Financial Statements and Exhibits.

Exhibits.   None

Item 8. Change in Fiscal Year. None


                        SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

USA Sunrise Beverages, Inc. (Registrant)

By: /s/Barry I. Bennett, President
        ----------------------------
        Barry I. Bennett

Date: October 31, 2002